UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 7, 2006
GATX Corporation
(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of	(Commission File)	(IRS Employer
incorporation)	Number)	Identification No.)
500 West Monroe Street
Chicago, Illinois 60661-3676
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
The following information is furnished pursuant to “Regulation FD Disclosure”. Neither this report nor the information contained in Exhibit 99.1 shall be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
On September 7, 2006 GATX Corporation management will present an overview of the company at the Morgan Keegan 2006 Equity Conference in Memphis. Slides used in the presentation are available on GATX’s website at www.gatx.com
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
          The following exhibit is furnished with this Current Report on Form 8-K pursuant to Item 7.01:
99.1	Presentation by GATX Corporation management at Morgan Keegan 2006 Equity Conference in Memphis on September 7, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION

(Registrant)

/s/ Robert C. Lyons

Robert C. Lyons
Vice-President, Chief Financial Officer
(Duly Authorized Officer)
Date: September 7, 2006

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
99.1	GATX Presentation at the Morgan Keegan 2006 Equity Conference in Memphis on September 7, 2006.	Electronically